Exhibit 99.1

Kopin Announces Breakthrough MicroLED-Based Optical Interconnect Technology for AI Infrastructure in Collaboration with Fabric.AI

●	Secures $15M Initial Development Order

●	Jointly developed Neural I/o™ MicroLED based architecture expected to provide an ultra-high-speed, ultra-low power optical transceiver for GPU-to-GPU, board-to-board and rack-to-rack communications

●	Positions Kopin and Fabric.AI as critical enablers in the rapidly expanding AI hardware ecosystem

WESTBOROUGH, Mass. – April 28, 2026 - Kopin Corporation (NASDAQ: KOPN), a leading provider of application-specific optical systems and high-performance microdisplays, including MicroLED displays, today announced a strategic collaboration with Fabric.AI (NASDAQ: SBLX), a leading developer of fabless semiconductor solutions for AI infrastructure, to develop MicroLED-based optical interconnect technology that will be designed to replace traditional copper wiring between GPUs and high-performance processors for smart data centers. Fabric.Ai has placed a $15M purchase order with Kopin to fund the demonstration chipset.

The jointly developed Neural I/o™ optical interconnect technology offering leverages Kopin’s proprietary MicroLED and patented bi-directional NeuralDisplay™ architecture, repurposing programmable MicroLED pixels as ultra-high-speed optical transceivers capable of moving data at ultra-high speeds while consuming significantly less power per bit than existing solutions.

Today’s GPUs rely on dense copper wiring to communicate with each other, consuming enormous amounts of energy to maintain high-bandwidth data transfer and to cool the system. As artificial intelligence continues to scale, traditional data-center architectures are approaching their operational limits and are being criticized for their energy consumption and environmental impact. Data centers consume an outsized portion of the world’s energy and are rapidly increasing. Neural I/o™ will be designed to achieve the same functional outcome with a fraction of the power by using photons instead of electrons to move data, eliminating copper interconnects and expensive laser-based systems entirely. The architecture uses each MicroLED pixel as a high-speed transmitter, sending digital bits at extremely fast rates and enabling real-time GPU-to-GPU data exchange at massive scale.

“The two biggest challenges facing virtually every at-scale AI deployment are power and bandwidth,” said Matt Kimball, Principal Analyst at Moor Insights & Strategy. “The ability to enable chip-to-chip and system-to-system connectivity in a way that enables the full throughput of the accelerator without taxing the power budget has been a persistent challenge. With its Neural I/o technology, built on MicroLED technology, Kopin presents a unique, compelling value proposition.”

The collaboration combines Kopin’s deep expertise in MicroLED materials, process development, and manufacturing with Fabric.AI’s system-level design, marketing and sales focus being developed for AI factory infrastructure. Under the agreement between the companies, Kopin owns 19.9% of Fabric.AI and will be the exclusive manufacturer of the Neural I/o™ chipsets.

Kopin is the leading U.S.-based producer of MicroLED displays, giving the Company a uniquely strategic position as demand for domestically sourced, high-performance MicroLED components accelerates. With more than 40 years of experience delivering advanced display technologies, Kopin’s U.S. manufacturing capability provides partners with a secure, reliable, and scalable supply chain—an increasingly critical advantage as MicroLEDs become foundational to next-generation defense and industrial displays, and now AI infrastructure systems.

The Neural I/o™ product line has the potential to fundamentally reshape Kopin’s growth trajectory. By extending its MicroLED and NeuralDisplay™ capabilities into AI infrastructure, Kopin gains access to the rapidly expanding AI hardware ecosystem — an ecosystem that desperately needs the faster, lower-power performance that Kopin’s technology is expected to provide. This collaboration with Fabric.AI leverages Kopin’s core capabilities into an enormous and fast-growing market.

Management Commentary

Michael Murray, Chief Executive Officer of Kopin, said: “The marriage of our MicroLED technology with our bi-directional NeuralDisplay™ architecture is exactly what the industry needs to break through current interconnect bottlenecks. With Kopin and Fabric.AI’s jointly developed Neural I/o™ technology, we are creating a faster, more efficient optical interface that is expected to be uniquely capable of supporting GPU-to-GPU communication at the massive scale this market requires — it’s the right technology at the right moment to power the next wave of AI acceleration.”

“What makes this opportunity particularly compelling for Kopin is the breadth of its application. Our MicroLED and NeuralDisplay capabilities, originally developed for Virtual Reality and Augmented Reality applications in the defense and industrial markets, are now being extended into one of the fastest-growing segments of the technology market. We believe this collaboration with Fabric.AI expands Kopin’s market opportunity dramatically as a strategic enabler of the coming wave of AI infrastructure, positioning us to create significant long-term value for our shareholders, said Murray.”

Josh Silverman, Chief Executive Officer of Fabric.AI, added, “MicroLED-based interconnects are the leading edge in infrastructure for AI data centers. Kopin’s bi-directional MicroLED technology is the foundation of our optical interconnect architecture. Their expertise in MicroLED materials and fabrication, combined with our innovative system-level design for AI factories, creates a patent-protected technology position that we believe will define the next generation of data-center communication. This is a true technology partnership — Kopin brings the enabling hardware, and together we are building the infrastructure layer that AI factories will require to scale.”

About Fabric.AI

Fabric.AI (Nasdaq: SBLX) is an infrastructure company building a suite of fabless semiconductor technologies to power AI factories — smart data centers optimized for producing intelligence at scale. The company’s innovations include MicroLED-based optical interconnects and other system-critical technologies that enable faster, more efficient, and more scalable AI workloads. Fabric.AI’s mission is to transform data centers into unified production systems for artificial intelligence.

About Kopin Corporation

Kopin Corporation (Nasdaq: KOPN) is a leading developer and provider of innovative display and application-specific optical solutions sold as critical components and subassemblies for defense, enterprise, professional and consumer products. Kopin’s portfolio includes microdisplays, display modules, eyepiece assemblies, image projection modules and vehicle mounted and head-mounted display systems that incorporate ultra-small high-resolution Active Matrix Liquid Crystal displays (AMLCD), Ferroelectric Liquid Crystal on Silicon (FLCoS) displays, MicroLED displays (µLED) and Organic Light Emitting Diode (OLED) displays, a variety of optics and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com. Kopin is a trademark of Kopin Corporation.

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Forward-Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements may include statements with respect to the potential to redefine how advanced processors communicate; the potential to fundamentally reshape Kopin’s business model and accelerate the Company’s growth in AI-focused markets; the potential to open new revenue streams and elevate Kopin to a strategic enabler of next-generation AI infrastructure; and the belief that this collaboration accelerates Kopin’s strategic evolution and creates significant long-term value for shareholders. Various factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K for the fiscal year ended December 27, 2025, or as updated from time to time by our Securities and Exchange Commission filings.

Corporate Contact

Kopin Corporation

Erich Manz, Chief Financial Officer

EManz@kopin.com

508-870-5959

Investor Relations Contact

Lucas A. Zimmerman

MZ Group – MZ North America

KOPN@mzgroup.us

949-259-4987

Public Relations Contact

Grace Halvorsen

Lightspeed PR/M

Kopin@lightspeedpr.com

Fabric.AI Media Contact

press@fabricai.com

www.fabricai.com